Exhibit 10.23
                                                    -------------


                         NINTH AMENDMENT
                         UAL CORPORATION
                        SUPPLEMENTAL ESOP
                 (Effective as of July 12, 1994)


          By virtue and in exercise of the amending power

reserved to UAL Corporation (the "Company") under Section 13.1(a)

of the UAL Corporation Supplemental ESOP (effective as of July

12, 1994) (the "Plan"), which amending power thereunder is

subject to the approval of the Air Line Pilots Association

International ("ALPA") and the International Association of

Machinists and Aerospace Workers (the "IAM"), the Company hereby amends the Plan, subject to the approval of ALPA and the IAM, as follows, effective April 1, 2000.



          The following new subsection 2.5(c)(iv) is hereby added

to the Plan:



          "(iv)     Notwithstanding the foregoing, the provisions

     of this clause (iv) shall apply in lieu of clauses (i)

     through (iii) with respect to any cash dividends with a

     record date on or after April 1, 2000.



          (A)  Cash Dividends On or After April 1, 2000.  If the

     Company pays a cash dividend with respect to its Convertible

     Shares or Common Stock with a dividend record date on or

     after April 1, 2000, each Participant's Account shall be

     initially credited with an amount equal to the dividends

     that would have been payable with respect to the Convertible

     Shares and Common Stock credited to the Participant's

     Account on the applicable record date had such shares been outstanding.  The amount so credited shall, as soon as

     administratively feasible, be debited from each

     Participant's Account and paid by the Company in cash (less applicable withholding) to the Participant.



          (B)  Cash Dividends On or After April 1, 2000 and

     Before Completion of Year 2000 Allocations.  If the Company

     pays a cash dividend with respect to its Convertible Shares or Common Stock with a dividend record date during the

     period commencing April 1, 2000 and ending with the

     completion of the allocations under Section 2.4 for the year

     2000, each Participant's Account shall be initially credited with an amount equal to the dividends that would have been payable, had the shares been outstanding, with respect to

     the sum of (y) the Convertible Shares which were not

     allocated to the Participant's Account in this Plan on the record date, but which were subsequently allocated to the

     Participant's Account in this Plan for the year 2000, and

     (z) the Convertible Shares which were not allocated to the

     Participant's Account in this Plan or the Participant's

     Account in the ESOP (Part B) on the record date but which

     were subsequently allocated to the Participant's Account in the ESOP (Part B) for the year 2000.  The amount so credited shall, on or about March 31, 2001, be debited from each

     Participant's Account and paid by the Company in cash (less applicable withholding) to the Participant. (For reference purposes only, the allocations under Section 2.4 for the

     year 2000 are expected to be completed in March, 2001.)"



          IN WITNESS WHEREOF, the Company has caused this Ninth

Amendment to be executed on October 29, 1999.







                                   UAL CORPORATION



                                   /s/ Douglas A. Hacker
                                   ---------------------
                                   Executive Vice President & Chief
                                   Financial Officer





                                   APPROVED BY:

                                   AIR LINE PILOTS ASSOCIATION,
                                   INTERNATIONAL



                                   /s/ Michael Glawe
                                   -----------------




                                   /s/ Duane Woerth
                                   ----------------


                                   INTERNATIONAL ASSOCIATION
                                   OF MACHINISTS AND
                                   AEROSPACE WORKERS



                                   /s/ S.K. Canale
                                   ---------------



                                   /s/ Kenneth W. Thiede
                                   ---------------------